UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 28, 2016

INVENTRUST PROPERTIES CORP.

(Exact Name of Registrant as Specified in its Charter)

Maryland	000-51609	34-2019608
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2809 Butterfield Road

Oak Brook, Illinois 60523

(Address of Principal Executive Offices)

(855) 377-0510

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On April 28, 2016 (the “Distribution Date”), InvenTrust Properties Corp. (the “Company”) completed the previously announced spin-off of Highlands REIT, Inc. (“Highlands”) through a taxable pro rata distribution by the Company of 100% of the outstanding common stock of Highlands, $0.01 par value per share (the “Common Stock”), owned by it to holders of record of the Company’s common stock as of the close of business on April 25, 2016 (the “Record Date”). Each holder of record of the Company’s common stock received one share of Common Stock for every one share of the Company’s common stock held at the close of business on the Record Date (the “Distribution”). There is no current trading market for the Common Stock of Highlands, and Highlands does not intend to list any shares of its Common Stock on any securities exchange or other market in connection with the Distribution.

In connection with the Distribution and pursuant to the Separation and Distribution Agreement previously entered into between the Company and Highlands, the Company entered into certain agreements that, among other things, provide a framework for the Company’s relationship with Highlands after the Distribution, including a Transition Services Agreement and an Employee Matters Agreement. Descriptions of each of these agreements are included below.

Transition Services Agreement

On April 28, 2016, the Company and Highlands entered into a Transition Services Agreement (the “Transition Services Agreement”), pursuant to which the Company and its subsidiaries will provide to Highlands, on an interim, transitional basis, certain legal, information technology, and financial reporting services and other assistance that are consistent with the services provided by the Company to Highlands before the separation or that are designed to provide temporary assistance while Highlands develops its own stand-alone systems and processes and transitions historical information and processes from the Company to Highlands. The charges for the transition services generally are intended to allow InvenTrust to fully recover the costs directly associated with providing the services, plus all out-of-pocket costs and expenses. The fee for each of the transition services will be based on a predetermined monthly amount for each service.

The Transition Services Agreement will terminate on the earlier of December 31, 2016 and the termination of the last service provided under it. Highlands can terminate particular services prior to the scheduled expiration date on at least thirty days’ written notice, and except in limited circumstances set forth therein, services can only be terminated at a month-end. Due to interdependencies between services, certain services may be extended or terminated early only if other services are likewise extended or terminated.

The liability of the Company under the Transition Services Agreement will be limited to the aggregate fees it receives pursuant to the Transition Services Agreement. The Transition Services Agreement also provides that Highlands shall indemnify, defend and hold harmless the Company from and against all losses arising from, relating to or in connection with the use of any services by Highlands or its affiliates, except to the extent such losses arise from, relate to or are a consequence of the Company’s recklessness or willful misconduct.

It is expected that the total amount that will be paid to the Company pursuant to the Transition Services Agreement will not be greater than approximately $100,000.

The description set forth in this Item 1.01 under the heading “Transition Services Agreement” is qualified in its entirety by reference to the full text of the Transition Services Agreement, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Employee Matters Agreement

On April 28, 2016, the Company and Highlands entered into an Employee Matters Agreement (the “Employee Matters Agreement”) for the purpose of allocating between them certain assets, liabilities and responsibilities with respect to employee-related matters.

The Employee Matters Agreement will govern the Company’s and Highlands’ compensation and employee benefit obligations relating to current and former employees of each company, and generally will allocate liabilities and responsibilities relating to employee compensation and benefit plans and arrangements. The Employee Matters Agreement generally provides that, prior to or in connection with the separation, Highlands employees will cease to participate in employee benefit plans and programs maintained by the Company, and from and after the separation, will participate in plans and programs maintained by Highlands for the benefit of its employees. In addition, the Employee Matters Agreement provides that, unless otherwise specified, the Company will be responsible for liabilities associated with employees who will be employed by the Company following the separation and former employees of the Company, and Highlands will be responsible for liabilities associated with employees who will be employed by Highlands following the separation and former Highlands employees.

The Employee Matters Agreement also sets forth the general principles relating to employee matters, including with respect to the transfer of employees as between the Company and Highlands, COBRA and disability coverage obligations, workers’ compensation, accrued paid time off, employee service credit, and the sharing of employee information. Highlands will also cause the Highlands 401(k) plan to accept properly elected rollover distributions of Highlands employee accounts from the Company’s 401(k) plan (including plan loans), and the Company will make distributions (including plan loans) under the Company’s 401(k) plan to Highlands employees and former Highlands employees in accordance with the terms of the Company’s 401(k) plan and the applicable provisions of the Internal Revenue Code.

The description set forth in this Item 1.01 under the heading “Employee Matters Agreement” is qualified in its entirety by reference to the full text of the Employee Matters Agreement, which is attached hereto as Exhibit 10.2 and incorporated herein by reference.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On April 28, 2016, the Company completed the previously announced spin-off of Highlands. Highlands is now a stand-alone real estate investment trust. The description of the Distribution included in Item 1.01 is incorporated herein by reference into this Item 2.01.

The Company’s pro forma financial information giving effect to the spin-off of Highlands described above is attached as Exhibit 99.2 and incorporated by reference herein.

Item 8.01.	Other Events.

On April 28, 2016, the Company issued a press release announcing the completion of the Distribution. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(b) Pro forma financial information.

The Unaudited Pro Forma Consolidated Balance Sheet at December 31, 2015 and Pro Forma Consolidated Statements of Operations of the Company for the Years Ended December 31, 2015, 2014, and 2013 are attached hereto as Exhibit 99.2 and incorporated herein by reference.

(d) Exhibits.

Exhibit No.	Description

10.1	Transition Services Agreement by and between InvenTrust Properties Corp. and Highlands REIT, Inc., dated as of April 28, 2016.

10.2	Employee Matters Agreement by and between InvenTrust Properties Corp. and Highlands REIT, Inc., dated as of April 28, 2016.

99.1	Press Release of InvenTrust Properties Corp., dated as of April 28, 2016.

99.2	Unaudited Pro Forma Consolidated Balance Sheet at December 31, 2015 and Pro Forma Consolidated Statements of Operations of the Company for the Years Ended December 31, 2015, 2014 and 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVENTRUST PROPERTIES CORP.

Date: April 28, 2016	By:	/s/ Scott W. Wilton
	Name:	Scott W. Wilton
	Title:	Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	Transition Services Agreement by and between InvenTrust Properties Corp. and Highlands REIT, Inc., dated as of April 28, 2016.

10.2	Employee Matters Agreement by and between InvenTrust Properties Corp. and Highlands REIT, Inc., dated as of April 28, 2016.

99.1	Press Release of InvenTrust Properties Corp., dated as of April 28, 2016.

99.2	Unaudited Pro Forma Consolidated Balance Sheet at December 31, 2015 and Pro Forma Consolidated Statements of Operations of the Company for the Years Ended December 31, 2015, 2014 and 2013.